                         [LOGO OF BLUE CHIP VALUE FUND]


                                  Semi-Annual
                             Report to Stockholders


                                 June 30, 2000

 Dear Fellow Stockholders,

  Volatility has been the name of the game so far in 2000 as investors have vacillated between confidence and nervousness regarding economic growth, inflation, earnings and historically high stock valuations. At the midway point of the year, however, rising interest rates have taken their toll as returns in the large-cap segment of the market are negative year-to-date. Through June 30th, Blue Chip Value Fund's net asset value was down 3.7% versus the S&P 500 down 0.4% and the S&P 500 Barra/Value index down 4.1%, as value stocks under-performed growth stocks. The discount to net asset value on June 30, 2000 was 1.6%.

  Much of the Fund's under-performance relative to the S&P 500 can be ac-counted for by the technology sector where we were hurt by both what we didn't own and what we did own. A handful of high growth stocks (e.g. Ora-cle, Cisco) with large weightings in the S&P 500 have performed well as investors continue to believe the franchises these companies have built deserve a rich valuation. We know these are successful companies, but we believe the high valuations placed on these stocks adequately discount a rosy future and we continue to be comfortable not owning them. In addition to not owning some large growth stocks in the technology sector, we were not satisfied with our stock selection within the remainder of the tech-nology universe. We had more than our fair share of earnings disappoint-ments and we are re-doubling our research effort to avoid these in the fu-ture. That being said, we did have winners in the technology sector with Adobe up over 90%, Intel up over 40% and Atmel up over 25%.

  Putting technology aside, the rest of the Fund performed very well on a relative basis and we were pleased with our stock selection. In the healthcare sector, Eli Lilly, Abbott Labs and Schering-Plough all had very strong double-digit returns with Lilly leading the way at 50%. We own sev-eral hybrid energy/utility companies that are benefiting from increased energy pricing and deregulation. Dynegy, Coastal Corp., and El Paso Energy contributed to performance with Dynegy and Coastal Corp. each up more than 70% and El Paso up over 30%. In the finance sector, insurance companies Ace Ltd. and MetLife did well (each up about 50%) as insurance pricing is improving.

  Looking forward, we are optimistic. Aside from the handful of high growth technology stocks that we think are overpriced, we see lots of opportuni-ty. Our portfolio is selling at 15 times 2000 earnings with a 32% earnings growth rate while the S&P 500 is selling at 22 times earnings with a 29% earnings growth rate. These characteristics reflect our philosophy of buy-ing under-valued stocks with a catalyst for unleashing the value. In any given period our performance will be influenced by general market condi-tions and whether a value style of investing is in- or out-of-favor, but over the long haul we believe our philosophy is a recipe for success.

                                            Sincerely,

/s/ Charlotte Petersen
                                            /s/ Kenneth V. Penland
Charlotte Petersen, CFA                     Kenneth V. Penland, CFA
Vice President & Portfolio                  Chairman of the Board
Manager

                         Average Annual Total Returns
                              as of June 30, 2000

                                          Blue      Blue             S&P
                                          Chip      Chip             500/
                                          Value     Value    S&P    Barra
                                          Fund      Fund     500    Value
                                           NAV     Market   Index   Index
6-Month                                  (3.73)%   (0.87%)  (.042)% (4.07)%
1-Year                                   (4.48)%   (0.75)%    7.26% (5.11)%
5-Year                                    17.25%    20.52%   23.80%  17.72%
10-Year                                   14.73%    16.43%   17.80%  14.95%

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's divided reinvestment paln. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where thers is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value.


 2nd Quarter 2000 Distribution Information

  Blue Chip Value Fund, Inc. has declared a quarterly distribution of $.21 per share with a Record Date of July 14, 2000, and a Payable Date of July 28, 2000.

  Of the total distribution, $.0126 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such undesignated distributions may constitute a non-taxable return of capital. The actual determination of the source of the undesignated distributions can be made only at year end. All shareholders will receive written notification regarding the components and tax treatment of all distributions for the 2000 calendar year in early 2001.

  If you have elected to receive your distribution in cash, the enclosed check is in payment of such distribution. If your distributions are auto-matically being reinvested, enclosed is your reinvestment confirmation.

Board Elects Vice President

 At the Board meeting May 9, 2000, Charlotte Petersen, a Vice President of Den-ver Investment Advisors, was elected a Vice President of the Fund. She became portfolio manager of the Fund January 18, 2000.

 Ms. Petersen has 14 years of research and portfolio management experience, working with both value and growth styles, and has been primarily responsible for managing portfolios of large institutional clients for Denver Investment Advisors since 1993. Ms. Petersen received her B.A. degree from Princeton Uni-versity.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

ASSETS
Investments in common stock at market value (identified cost--
   $118,226,187)................................................ $132,763,178
Short-term investments..........................................   12,280,260
                                                                 ------------
  TOTAL INVESTMENTS.............................................  145,043,438
Receivable for securities sold..................................      734,471
Dividends receivable............................................      113,362
Interest receivable.............................................       60,282
Other assets....................................................       21,056
                                                                 ------------
  TOTAL ASSETS..................................................  145,972,609
                                                                 ============
LIABILITIES
Payable for securities purchased................................        8,525
Advisory fee payable............................................       72,641
Administration fee payable......................................        7,240
Accrued expenses and other liabilities..........................       51,858
                                                                 ------------
  TOTAL LIABILITIES.............................................      140,264
                                                                 ------------
NET ASSETS...................................................... $145,832,345
                                                                 ============
COMPOSITION OF NET ASSETS
Capital stock, at par........................................... $    171,458
Paid-in-capital.................................................  119,213,622
Undistributed net capital gains.................................   15,228,734
Undistributed net investment income.............................      215,315
Undesignated distributions......................................   (3,533,775)
Net unrealized appreciation on investments......................   14,536,991
                                                                 ------------
                                                                 $145,832,345
                                                                 ============
SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares
   authorized at $0.01 par value)...............................   17,145,793
                                                                 ============
Net asset value per share....................................... $       8.51
                                                                 ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2000 (Unaudited)

NET INVESTMENT INCOME
 INCOME
  Dividends............................................  $794,193
  Interest.............................................   292,153
                                                         --------
  TOTAL INCOME.........................................           $  1,086,346
                                                                  ------------
 EXPENSES
  Investment advisory fee
     (Note 3)..........................................   443,648
  Administrative services fee (Note 3).................    47,667
  Transfer agent fees..................................    38,840
  Shareholder reporting................................    37,115
  Legal fees...........................................    27,600
  Directors' fees......................................    23,812
  Insurance and fidelity bond..........................    15,411
  Audit fees...........................................     9,114
  Custodian fees.......................................     4,811
  Other................................................    14,181
                                                         --------
  TOTAL EXPENSES.......................................                662,199
                                                                  ------------
  NET INVESTMENT INCOME................................                424,147
                                                                  ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 Net realized gain on investments......................             15,230,310
 Change in unrealized appreciation of investments......            (21,562,144)
                                                                  ------------
  NET LOSS ON INVESTMENTS..............................             (6,331,834)
                                                                  ------------
  NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................           $ (5,907,687)
                                                                  ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                      For the
                                                     Six Months     For the
                                                       Ended       Year Ended
                                                      June 30,    December 31,
                                                      2000 (1)        1999
                                                    ------------  ------------
Increase/(decrease) in net assets from operations:
 Net investment income............................. $    424,147  $    528,570
 Net realized gain from investments................   15,230,310    21,458,940
 Net change in unrealized appreciation of
    investments....................................  (21,562,144)  (13,230,638)
                                                    ------------  ------------
NET INCREASE/
   (DECREASE) IN NET ASSETS FROM OPERATIONS........   (5,907,687)    8,756,872
                                                    ------------  ------------
Distributions to stockholders from:
 Net investment income.............................     (188,149)     (562,166)
 Net realized gain on investments..................     (212,095)  (27,646,148)
 Undesignated......................................   (3,533,775)            0
                                                    ------------  ------------
                                                      (3,934,019)  (28,208,314)
Increase in net assets from common stock
   transactions:
Net asset value of common stock issued to
   stockholders from reinvestment of dividends
   (312,886 shares issued for the six months ended
   June 30, 2000, 105,080 shares issued for the
   year ended December 31, 1999)...................    2,671,973       941,668
                                                    ------------  ------------
                                                       2,671,973       941,668
                                                    ------------  ------------
NET DECREASE IN NET ASSETS.........................   (7,169,733)  (18,509,774)

NET ASSETS
 Beginning of period...............................  153,002,078   171,511,852
                                                    ------------  ------------
 End of period ($215,315 and ($20,683)
    (over)/undistributed net investment income at
    June 30, 2000 and December 31, 1999,
    respectively).................................. $145,832,345  $153,002,078
                                                    ============  ============

See accompanying notes.

(1) Unaudited

                                                      BLUE CHIP VALUE FUND, INC.


Per Share Data (for a share outstanding throughout each period)
Net asset value-beginning of period............................................
Investment operations
Net investment income..........................................................
Net gain (loss) on investments.................................................
Total from investment operations...............................................
Distributions
From net investment income.....................................................
From net realized gains on investments.........................................
Undesignated...................................................................
Tax return of capital..........................................................
Total distributions............................................................
Capital Share Transactions
Dilutive effects of rights offerings...........................................
Offering costs charged to paid in capital......................................
Total capital share transactions...............................................
 Net asset value, end of period................................................
 Per share market value, end of period.........................................
Total investment return based on: (a)
Market value...................................................................
Net asset value................................................................
Ratios/Supplemental data:
Ratios of expenses to average net assets.......................................
Ratio of net investment income to average net assets...........................
Ratio of distributions to average net assets...................................
Portfolio turnover rate (b)....................................................
Net assets-end of period (in thousands)........................................
*  Annualized
(1) Unaudited
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calcu-lation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are as-sumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total in-vestment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the pre-mium of the market value to the net asset value from the be-ginning to the end of such periods. Conversely, total invest-ment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the pre-mium of the market value to the net asset value from the be-ginning to the end of such periods.
See accompanying notes

   FINANCIAL HIGHLIGHTS

         For the
        six months
          ended           For the year ended December 31,
         June 30,    ----------------------------------------------
         2000 (1)      1999      1998      1997     1996     1995
        ----------   --------  --------  --------  -------  -------
 ......   $   9.09    $  10.25  $   9.76  $   8.94  $  8.47  $  6.98
 ......       0.02        0.03      0.05      0.10     0.13     0.13
 ......      (0.37)       0.49      1.62      2.56     1.69     2.45
         --------    --------  --------  --------  -------  -------
 ......      (0.35)       0.52      1.67      2.66     1.82     2.58
         --------    --------  --------  --------  -------  -------
 ......      (0.01)      (0.03)    (0.05)    (0.10)   (0.13)   (0.13)
 ......      (0.01)      (1.65)    (1.08)    (1.47)   (1.22)   (0.95)
 ......      (0.21)        --        --        --       --       --
 ......        --          --        --        --       --     (0.01)
         --------    --------  --------  --------  -------  -------
 ......      (0.23)      (1.68)    (1.13)    (1.57)   (1.35)   (1.09)
         --------    --------  --------  --------  -------  -------
 ......        --          --      (0.04)    (0.26)     --       --
 ......        --          --      (0.01)    (0.01)     --       --
         --------    --------  --------  --------  -------  -------
 ......        --          --      (0.05)    (0.27)     --       --
         --------    --------  --------  --------  -------  -------
 ......   $   8.51    $   9.09  $  10.25  $   9.76  $  8.94  $  8.47
         ========    ========  ========  ========  =======  =======
 ......   $ 8.3750    $ 8.6875  $   9.75  $10.9375  $  9.25  $ 7.625
         ========    ========  ========  ========  =======  =======
 ......      (0.09)%       6.7%      1.3%     40.5%    39.5%    41.6%
 ......       (3.7)%       6.2%     17.6%     31.2%    21.3%    38.1%
 ......       0.90%*      0.85%     0.94%     0.94%    1.05%    1.15%
 ......       0.57%*      0.32%     0.56%     1.01%    1.39%    1.55%
 ......       2.65%      16.86%    11.62%    16.48%   14.42%   13.22%
 ......      55.64%      54.24%    76.02%    55.15%   42.31%   50.84%
 ......   $145,832    $153,002  $171,512  $138,905  $98,041  $92,887

(b) A portfolio turnover rate is the percentage com-puted by taking the lesser of purchases or sales of portfolio securities (excluding short-term invest-ments) for a year and dividing it by the monthly average of the market value of the portfolio secu-rities during the year.

                                                      BLUE CHIP VALUE FUND, INC.

                                                                   June 30, 2000

                                                                      Market
                                              Shares      Cost        Value
                                              ------- ------------ ------------

COMMON STOCKS -- 91.04%
BASIC MATERIALS -- 1.20%
Chemicals -- 1.20%
Dow Chemical Co. ............................  57,900 $  2,280,822 $  1,747,856
                                                      ------------ ------------
Total basic materials........................            2,280,822    1,747,856
                                                      ------------ ------------
CAPITAL GOODS -- 4.94%
Aerospace & Defense -- 2.93%
General Dynamics Corp. ......................  81,800    4,051,896    4,274,050
Machinery -- 2.01%
Ingersoll-Rand Co. ..........................  72,800    3,047,156    2,930,200
                                                      ------------ ------------
Total capital goods..........................            7,099,052    7,204,250
                                                      ------------ ------------
COMMUNICATIONS -- 12.82%
Telecommunications -- Equipment & Solutions -- 5.29%
Antec Corp.*.................................  45,600    2,016,092    1,895,250
Lucent Technologies Inc. ....................  66,000    3,663,238    3,910,500
Motorola Inc. ...............................  65,400    1,585,155    1,900,688
                                                      ------------ ------------
                                                         7,264,485    7,706,438
Telecommunications -- Service Providers -- 7.53%
Alltell Corp. ...............................  41,400    1,981,920    2,564,212
AT&T Corp. ..................................  66,600    2,970,890    2,106,225
Bellsouth Corp. .............................  66,600    2,565,075    2,838,825
Sprint Corp. (FON Group).....................  68,200    2,577,958    3,478,200
                                                      ------------ ------------
                                                        10,095,843   10,987,462
                                                      ------------ ------------
Total communications.........................           17,360,328   18,693,900
                                                      ------------ ------------
CONSUMER CYCLICALS -- 11.66%
Clothing & Accessories -- 1.47%
TJX Companies Inc. .......................... 114,300    2,383,064    2,143,125
General Merchandise -- 1.75%
Target Corp. ................................  44,100    1,942,478    2,557,800
                                                      ------------ ------------
Motor Vehicles -- 0.44%
General Motors Corp.*........................  11,126      796,087      646,003

SCHEDULE OF INVESTMENTS
(Unaudited)

                                                                      Market
                                              Shares      Cost        Value
                                              ------- ------------ ------------

Other Consumer Services -- 3.35%
Cendant Corp.*............................... 225,800 $  2,950,029 $  3,161,200
Hertz Corp. -- Class A.......................  61,600    2,460,280    1,728,650
                                                      ------------ ------------
                                                         5,410,309    4,889,850
Publishing & Media -- 4.65%
USA Networks Inc.*........................... 151,500    3,012,927    3,276,188
Viacom Inc. --Class B*.......................  51,300    2,383,209    3,498,019
                                                      ------------ ------------
                                                         5,396,136    6,774,207
Total consumer cyclicals.....................           15,928,074   17,010,985
                                                      ------------ ------------
CONSUMER STAPLES -- 4.26%
Drug Stores -- 1.74%
CVS Corp.....................................  63,400    1,963,328    2,536,000
Food & Agriculture Products -- 2.52%
Ball Corp. .................................. 114,100    4,376,255    3,672,594
                                                      ------------ ------------
Total consumer staples.......................            6,339,583    6,208,594
                                                      ------------ ------------
ENERGY -- 10.17%
Integrated Oils -- 4.00%
Conoco Inc. -- Class B.......................  82,000    2,211,466    2,014,125
Royal Dutch Petroleum Co. -- ADR.............  62,100    4,025,326    3,823,031
                                                      ------------ ------------
                                                         6,236,792    5,837,156
Oil Services -- 1.45%
Transocean Sedco Forex Inc. .................  39,500    1,829,873    2,110,781
Pipelines -- 4.72%
Coastal Corp. ...............................  51,500    2,232,747    3,135,063
Columbia Energy Group........................  25,300    1,518,591    1,660,312
El Paso Energy Corp. ........................  40,900    1,498,814    2,083,344
                                                      ------------ ------------
                                                         5,250,152    6,878,719
                                                      ------------ ------------
Total energy.................................           13,316,817   14,826,656
                                                      ------------ ------------
INTEREST RATE SENSITIVE -- 21.04%
Integrated Financial Services -- 6.27%
American Express Co. ........................  40,200    2,122,283    2,095,425
AXA Financial Inc. ..........................  86,200    2,811,397    2,930,800
Citigroup Inc. ..............................  68,400    4,022,891    4,121,100
                                                      ------------ ------------
                                                         8,956,571    9,147,325

                                                     BLUE CHIP VALUE FUND, INC.

                                                                   June 30, 2000

                                                                      Market
                                              Shares      Cost        Value
                                              ------- ------------ ------------

Life & Health Insurance -- 2.13%
Metlife Inc.*................................ 147,100 $  2,096,175 $  3,098,294
Money Center Banks -- 3.35%
Chase Manhattan Corp. .......................  48,900    2,816,617    2,252,456
J.P. Morgan & Company Inc. ..................  23,900    3,265,753    2,631,987
                                                      ------------ ------------
                                                         6,082,370    4,884,443
Property Casualty Insurance -- 3.56%
ACE Ltd. .................................... 141,400    2,537,074    3,959,200
Allmerica Financial Corp. ...................  23,500    1,332,394    1,230,812
                                                      ------------ ------------
                                                         3,869,468    5,190,012
Regional Banks -- 1.20%
Wells Fargo & Co. ...........................  45,300    1,787,470    1,755,375
Securities & Asset Management -- 4.53%
Knight Trading Group Inc.*...................  98,000    3,017,347    2,921,625
Lehman Brothers Holdings Inc. ...............  17,100      999,480    1,617,019
Merrill Lynch & Company Inc. ................  18,000    1,410,981    2,070,000
                                                      ------------ ------------
                                                         5,427,808    6,608,644
                                                      ------------ ------------
Total interest rate sensitive................           28,219,862   30,684,093
                                                      ------------ ------------
MEDICAL/HEALTHCARE -- 8.81%
Healthcare Services -- 1.63%
Tenet Healthcare Corp.*......................  88,000    2,257,851    2,376,000
Pharmaceuticals -- 7.18%
Abbott Laboratories..........................  83,600    2,960,585    3,725,425
Bristol-Myers Squibb Co......................  43,580    1,511,241    2,538,535
Eli Lilly & Co...............................  14,300      974,604    1,428,213
Schering-Plough Corp.........................  55,160    1,392,062    2,785,580
                                                      ------------ ------------
                                                         6,838,492   10,477,753
                                                      ------------ ------------
Total medical/healthcare.....................            9,096,343   12,853,753
                                                      ------------ ------------

SCHEDULE OF INVESTMENTS
(Unaudited)

                                                                      Market
                                              Shares      Cost        Value
                                              ------- ------------ ------------

TECHNOLOGY -- 12.35%
Computer Software -- 7.40%
Adobe Systems Inc. ..........................  25,600 $    733,562 $  3,328,000
Computer Associates Intl Inc.................  74,100    4,729,089    3,792,994
Microsoft Corp.*.............................  45,900    3,075,535    3,672,000
                                                      ------------ ------------
                                                         8,538,186   10,792,994
IT Services -- 0.98%
Unisys Corp.*................................  98,100    1,740,483    1,428,581
Semiconductors -- 3.97%
Atmel Corp.*.................................  67,200    1,947,308    2,478,000
Intel Corp...................................  24,700    2,318,097    3,302,081
                                                      ------------ ------------
                                                         4,265,405    5,780,081
                                                      ------------ ------------
Total technology.............................           14,544,074   18,001,656
                                                      ------------ ------------
UTILITIES -- 3.79%
Electric/Gas Utilities -- 3.79%
Duke Energy Corp.............................  41,800    2,306,068    2,356,475
Dynegy Inc. -- Class A.......................  46,477    1,735,164    3,174,960
                                                      ------------ ------------
                                                         4,041,232    5,531,435
                                                      ------------ ------------
Total utilities..............................            4,041,232    5,531,435
                                                      ------------ ------------
Total common stocks..........................          118,226,187  132,763,178
                                                      ------------ ------------
SHORT-TERM INVESTMENTS -- 8.42%
Dreyfus Cash Management Fund.................            6,630,260    6,630,260
Fidelity Institutional Money Market Fund.....            5,650,000    5,650,000
                                                      ------------ ------------
                                                        12,280,260   12,280,260
                                                      ------------ ------------
Total investments -- 99.46%..................         $130,506,447  145,043,438
                                                      ============ ============
Other Assets in excess of Liabilities -- .54%........                   788,907
                                                                   ------------
NET ASSETS -- 100.00%................................              $145,832,345
                                                                   ============

 * Denotes non-income producing security.

 See accompanying notes

BLUE CHIP VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management in-vestment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in con-formity with generally accepted accounting principles for investment compa-nies.

Investment Valuation--Each investment security is valued at the last sale price at period end reported by the principle exchange on which the issue was traded or, if no sale is reported, at a value based on the average closing bid and asked price. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

Investment Transactions--Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Distributions to Stockholders--Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax re-porting requirements of the Internal Revenue Code. If the Fund's total distri-butions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a por-tion of such undesignated distributions may constitute a non-taxable return of capital. The actual determination of the source of the undesignated distribu-tions can be made only at year end.

The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.  PURCHASE AND SALE OF INVESTMENTS

The cost of investment securities purchased and proceeds from sales of securi-ties (excluding short-term investments) aggregated $78,719,867 and $102,882,374, respectively, for the period. At June 30, 2000, gross unrealized appreciation of investments was $21,890,584 and gross unrealized depreciation of investments was $7,353,593.

3.  INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The manage-ment fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

Effective September 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA entered into an Administrative Agreement to serve as the Fund's co-administra-tors. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets be-tween $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's average daily net assets in excess of $125,000,000. The administrative services fee is paid monthly.

4.  ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held on May 9, 2000 pursuant to notice given to all stockholders of record at the close of business on March 28, 2000. At the Annual Meeting, stockholders were asked to approve the following:

Prosposal 1.

To elect two Class III directors, Kenneth V. Penland and Roberta M. Wilson, to serve until the Annual Meeting in the year 2003. The number of shares voting for the election of Mr. Penland was 14,096,987 and the number of shares with-holding authority was 164,535. The number of shares voting for the election of Ms. Wilson was 14,086,471 and the number of shares withholding authority was 175,051.

The name of each other director whose term of office continued after the An-nual Meeting was Todger Anderson, Robert J. Greenebaum, Robert M. Inman and Richard C. Schulte.

Proposal 2.

To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund's independent au-ditors for the fiscal year ended December 31, 2000. The number of shares vot-ing for ratification of the appointment of Deloitte & Touche LLP as indepen-dent auditors was 14,011,696, the number of shares voting against ratification was 95,588 and the number of shares abstaining was 154,238.

5. CHANGE OF INDEPENDENT AUDITORS

  On February 8, 2000, Ernst & Young LLP ("Ernst & Young") resigned as the Fund's independent auditors. During the Fund's two most recent fiscal years ended December 31, 1999 and 1998, Ernst & Young's reports on the Fund's finan-cial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal years ended December 31, 1999 and 1998 and the interim period commencing January 1, 2000 and ending February 8, 2000, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or au-diting scope or procedure, which disagreements, if not resolved to the satis-faction of Ernst & Young, would have caused it to make reference to the sub-ject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund's two most recent fiscal years and the subsequent interim period ended February 8, 2000, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

  On February 8, 2000, after recommendation by the Board's Audit Committee, the Fund, by action of its Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), selected Deloitte & Touche LLP ("Deloitte & Touche") as the independent auditors to audit the Fund's finan-cial statements for the fiscal year ending December 31, 2000. During the Fund's two most recent fiscal years ended December 31, 1999 and 1998 and the subsequent interim pe-riod ended February 8, 2000, neither the Fund nor anyone on its behalf has consulted Deloitte & Touche on items which (i) concerned the application of accounting principles to a specified transaction, either completed or pro-posed, or the type of audit opinion that might be rendered on the Fund's fi-nancial statements, or (ii) concerned the subject of a disagreement (as de-fined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

                               BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Robert J. Greenebaum, Director
Robert M. Inman, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

                                    OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Charlotte Petersen, Vice President
W. Bruce McConnel, III, Secretary
Jasper R. Frontz, Treasurer

Investment Adviser/Co-Administrator

Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

Shareholder Relations

Margaret R. Jurado
(800) 624-4190                  (303) 312-5100
e-mail: blu@denveria.com

Custodian

Bank of New York
One Wall Street
New York, NY 10286

Co-Administrator

ALPS Mutual Funds Services Inc.
370 17th Street, Suite 3100
Denver, CO 80202

Transfer Agent
Dividend Reinvestment Plan Agent
(Questions regarding your Account)
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.chasemellon.com

                                NYSE Symbol--BLU

[LOGO OF BLUE CHIP VALUE FUND]

                                  www.blu.com